                                                                    EXHIBIT 25.1
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)    [_]

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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)

One Wall Street, New York, N.Y.                 10286
(Address of principal executive offices)        (Zip code)

                                 -------------

                            AGL CAPITAL CORPORATION
              (Exact name of obligor as specified in its charter)

Nevada                                          88-80472393
(State or other jurisdiction                    (I.R.S. employer
of incorporation or organization)               identification no.)

                              AGL RESOURCES INC.
              (Exact name of obligor as specified in its charter)

Georgia                                         58-2210952
(State or other jurisdiction                    (I.R.S. employer
of incorporation or organization)               identification no.)

817 West Peachtree Street N.W.
Atlanta, Georgia                                30308
(Address of principal executive offices)        (Zip code)

                                 -------------

                                Debt Securities
                      (Title of the indenture securities)

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1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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             Name                                         Address
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      Superintendent of Banks of the      2 Rector Street, New York, N.Y. 10006,
       State of New York                  and Albany, N.Y. 12203

      Federal Reserve Bank of New York    33 Liberty Plaza, New York, N.Y. 10045

      Federal Deposit Insurance           Washington, D.C. 20429
       Corporation

      New York Clearing House              New York, New York 10005
       Association

      (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of August, 2001.

                                   THE BANK OF NEW YORK


                                   By: /s/ Ming Shiang
                                       ---------------------------------
                                       Name:  Ming Shiang
                                       Title: Vice President

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of August, 2001.

                                  THE BANK OF NEW YORK



                                  By: /s/ MING SHIANG
                                      ------------------------------------
                                      Name:  MING SHIANG
                                      Title: VICE PRESIDENT

                                                                       EXHIBIT 7
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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              Dollar Amounts
                                                               in Thousands
                                                              --------------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.........   $ 2,811,275
 Interest-bearing balances..................................     3,133,222
Securities:
 Held-to-maturity securities................................       147,185
 Available-for-sale securities..............................     5,403,923
Federal funds sold and Securities purchased under agreements
 to resell..................................................     3,378,526
Loans and lease financing receivables:
 Loans and leases held for sale.............................        74,702
 Loans and leases, net of unearned income...................    37,471,621
 LESS: Allowance for loan and lease losses..................       599,061
 Loans and leases, net of unearned income and allowance.....    36,872,560
Trading Assets..............................................    11,757,036
Premises and fixed assets (including capitalized leases)....       768,795
Other real estate owned.....................................         1,078
Investments in unconsolidated subsidiaries and associated
 companies..................................................       193,126
Customers' liability to this bank on acceptances
 outstanding................................................       592,118
Intangible assets
 Goodwill...................................................     1,300,295
 Other intangible assets....................................       122,143
Other assets................................................     3,676,375
                                                               -----------
Total assets................................................   $70,232,359
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                                                            Dollar Amounts
                                                             in Thousands
                                                            --------------
LIABILITIES
Deposits:
 In domestic offices.....................................    $25,962,242
 Noninterest-bearing.....................................     10,586,346
 Interest-bearing........................................     15,395,896
 In foreign offices, Edge and Agreement subsidiaries, and
  IBFs...................................................     24,862,377
 Noninterest-bearing.....................................        373,085
 Interest-bearing........................................     24,489,292
Federal funds purchased and securities sold under
 agreements to repurchase................................      1,446,874
Trading liabilities......................................      2,373,361
Other borrowed money: (includes mortgage indebtedness and
 obligations under capitalized leases)...................      1,381,512
Bank's liability on acceptances executed and outstanding.        592,804
Subordinated notes and debentures........................      1,646,000
Other liabilities........................................      5,373,065
                                                             -----------
Total liabilities........................................    $63,658,235
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EQUITY CAPITAL
Common stock.............................................      1,135,284
Surplus..................................................      1,008,773
Retained earnings........................................      4,426,033
Accumulated other comprehensive income...................          4,034
Other equity capital components..........................              0
                                                             -----------
Total equity capital.....................................      6,574,124
                                                             -----------
Total liabilities and equity capital.....................    $70,232,359
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                      Thomas J. Mastro,
                                      Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
                   _
Thomas A. Renyi     |
Gerald L. Hassell   |       Directors
Alan R. Griffith    |
                   _

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